UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

TeamStaff, Inc.
 (Exact name of registrant as specified in its charter)

New Jersey	0-18492	22-1899798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Executive Drive Somerset, NJ	08873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 352-5304

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The presentation materials attached as Exhibit 99.1 to this Current Report on Form 8-K will be included in a presentation by TeamStaff, Inc. on February 17, 2011. At that time, these materials will also be posted to the “Investor Relations” section of TeamStaff’s website, www.teamstaff.com. The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The furnishing of these slides is not intended to, and does not, constitute a determination or admission by TeamStaff that the information in the slides is material or complete, or that investors should consider this information before making an investment decision with respect to any security of TeamStaff.

This Current Report on Form 8-K contains “forward-looking statements” as defined by the Federal Securities Laws. Statements in this press release regarding TeamStaff, Inc.’s business, which are not historical facts are “forward-looking statements” that involve risks and uncertainties. TeamStaff’s actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors and uncertainties, including but not limited to: our ability to continue to recruit qualified temporary and permanent personnel at reasonable costs; our ability to obtain any needed financing; our ability to secure contract awards, including the ability to secure renewals of contracts under which we currently provide services; our ability to enter into contracts with United States government agencies and other customers on terms attractive to us and to secure orders related to those contracts; the availability of government funding and budgetary constraints; the timing and availability of future government awards; the allowability of costs under government cost accounting standards; the effect of existing or future government legislation and regulation; changes in government and customer priorities and requirements (including changes to respond to the priorities of Congress and the Administration, budgetary constraints, and cost-cutting initiatives); the overall level of demand for our services; our ability to successfully implement our strategic growth, acquisition and integration strategies; our ability to leverage our cost structure; the performance of our management information and communication systems; the loss of key officers and management personnel that could adversely affect our ability to remain competitive; other economic, business and regulatory developments; and the effect of other events and important factors disclosed previously and from time-to-time in TeamStaff’s filings with the U.S. Securities Exchange Commission. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC. The information in this report should be considered accurate only as of the date it is given. TeamStaff expressly disclaims any current intention to update any forecasts, estimates or other forward-looking statements contained herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit
Number	Exhibit Title or Description
99.1	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.

By: /s/ Zachary C. Parker
Name: Zachary C. Parker
Title: Chief Executive Officer
Date: February 17, 2011

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Presentation Materials

4